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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uniprop Manufactured Housing Communities Income Fund (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joel Schwartz, Chief Principal Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

      3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

      4. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Joel Schwart
----------------
Principal Financial Officer,

August 11, 2004